Commitments And Contingencies	12 Months Ended
Mar. 31, 2012
Commitments And Contingencies [Abstract]
Commitments And Contingencies

NOTE 16 - COMMITMENTS AND CONTINGENCIES

The Company, Bank and Botany are parties to financial instruments with off-balance-sheet risk in the normal course of business to meet investment needs and the financing needs of the Bank's customers. These financial instruments primarily include commitments to originate and purchase loans. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial condition. The contract or notional amounts of those instruments reflect the extent of involvement in particular classes of financial instruments.

Commitments to originate loans are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank, upon extension of credit, is based on management's credit evaluation of the counterparty.

At March 31, 2012, the Bank had outstanding commitments to originate loans totaling approximately $6.1 million which included $4.7 million for fixed-rate one-to four family mortgage loans with interest rates ranging from 3.25% to 4.50%, and $1.4 million in adjustable rate one-to four family mortgage loans with initial rates ranging from 3.50% to 3.625%. Outstanding loan commitments at March 31, 2011 totaled $9.6 million. These commitments generally expire in three months or less.

At March 31, 2012, the Bank had an outstanding commitments to purchase $2.0 million in one-to four family mortgage loans which included $1.2 million loans with fixed interest rates ranging from 3.25% to 4.00%, and $764,000 in adjustable rate loans with initial rates ranging from 3.375% to 3.50%. At March 31, 2011, adjustable rate construction loan participation commitments totaled $700,000.

At March 31, 2012 and 2011, undisbursed funds from customer approved unused lines of credit under a homeowners' equity lending program amounted to approximately $4.4 million and $4.3 million, respectively. Unless they are specifically cancelled by notice from the Bank, these funds represent firm commitments available to the respective borrowers on demand.

Management does not anticipate losses on any of the foregoing transactions.

Periodically, there have been various claims and lawsuits against the Company and Bank, such as claims to enforce liens, condemnation proceedings on properties in which we hold security interests, claims involving the making and servicing of real property loans and other issues incident to our business. We are not a party to any pending legal proceedings that we believe would have a material adverse effect on our consolidated financial condition, results of operations or cash flows.